Exhibit 99.3
PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2010
AND THE THREE MONTHS ENDED MARCH 31, 2011

FLUOROPHARMA, INC.
FLUOROPHARMA MEDICAL, INC.
Pro Forma Balance Sheet
as of December 31, 2010

	Historical						Pro Forma Combined
	Consolidated FluoroPharma, Inc.	Consolidated FluoroPharma Medical, Inc.	Pre-Merger Adjustments		Pro Forma Adjustments

ASSETS
Current Assets
Cash and cash equivalents	$11,413	$14	$ 2,471,539	A, B	$ -		$2,482,966
Deposits	-	-			-		-
Prepaid expenses	15,765	-			-		15,765
Total Current Assets	27,178	14	2,471,539		-		2,498,731
Fixed Assets:
Fixed assets, net	29,952	1,279			-		31,231
Intangible assets, net	55,890	-			-		55,890
Total Fixed Assets	85,842	1,279			-		87,121

TOTAL ASSETS	$113,020	$1,293	$ 2,471,539		$ -		$2,585,852

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$842,358	$485	$ (57,600)	C	$ -		$785,243
Accrued expenses	649,998	-	(332,054)	C,D,E	-		317,944
Accrued interest	-	10,270			-		10,270
Notes payable	538,828	47,757	(538,828)	B, E	-		47,757
Total Current Liabilities	2,031,184	58,512	(928,482)		-		1,161,214

TOTAL LIABILITIES	2,031,184	58,512	(928,482)		-		1,161,214

Stockholder's Equity:
Preferred Stock	-	-	1,807	A	-		1,807
Common Stock (8,470,025 before any other transactions)	8,470	11,000	3,577	A ,C,D,E,F,G,H	(4,863)	J	18,184
Capital Surplus	6,541,603	51,986	3,507,409	A ,B,C,D,E,F,G,H	(115,342)	I	9,985,656
Accumulated deficit	(8,468,236)	(120,205)	(112,772)	B ,D,E,F	120,205	I	(8,581,008)
Total Stockholder's Equity	(1,918,163)	(57,219)	3,400,020		-		1,424,638

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$113,021	$1,293	$ 2,471,539		$ -		$2,585,852

FLUOROPHARMA, INC.
FLUOROPHARMA MEDICAL, INC.
Pro Forma Income Statement
as of December 31, 2010

	Historical
	Consolidated FluoroPharma, Inc.			Consolidated FluoroPharma Medical, Inc.		Pre Merger Adjustments		Pro Forma Adjustments		Pro Forma Combined
Revenue	$-			$-				$-		$-
Cost of Sales	-			-		-		-		-
										-
Gross Profit	-			-		-		-		-

Expenses:
General and administrative expenses	441,402			9,167		-		(9,167)	L	441,402
Amortization	15,643			-		-		-		15,643
Sales & Marketing	1,022			-		-		-		1,022
Depreciation expense	25,450			1,095		-		(1,095)	L	25,450
Research and development	44,504			-		-		-		44,504
Professional fees	364,528			-		-		-		364,528
Total expenses	892,549			10,262		-		(10,262)		892,549

Loss from Operations	(892,549)			(10,262)		-		10,262		(892,549)

Other (Income) expense:
Loss on disposition of fixed assets	(8,346)			-		-		-	L	(8,346)
Interest expense	(53,223)			(2,625)		(125,372)	O	2,625	L	(178,595)
Total other expenses	(61,569)			(2,625)		(125,372)		2,625		(186,941)

(Loss) before provision for income taxes	(954,118)			(12,887)		(125,372)		12,887		(1,079,490)

Provision for income taxes	-			(50)		-		50	N	-

Net (loss)	$(954,118)			$(12,937)		$(125,372)		$12,937		$(1,079,490)

Weighted average number of common shares outstanding: Basic Diluted	8,470,025 8,470,025		K K	11,000,000 11,000,000						14,205,038 14,205,038		M M

Net (loss) per share Basic Diluted	(0.11 (0.11	) )	M M	(0.00 (0.00	) )					(0.07 (0.07	) )	M M

FluoroPharma Medical, Inc.
Notes to Pro-forma Financial Statements
December 31, 2010
A - Issuance of 1,807,229 shares of Series A Preferred Stock and 1,354,500 shares of common stock of FPM in a Qualified Financing (immediately before the close of the merger) with 1,293,352 attached warrants for gross proceeds of $2,624,235 less: i) Placement Agent Fees of $227,696; ii) Out-of-pocket expenses of $120,000.

B – Issuance of three short-term convertible promissory notes in January 2011, and two short-term convertible promissory notes in February 2011 for total consideration of $195,000.  The notes bear interest at 8%, are convertible into shares of common stock at $1.25 per share (156,000 shares) and the note holders were granted warrants to purchase 15,600 shares of common stock at $0.75 per share, exercisable for 5 years.  All notes were due March 31, 2011, but were subsequently extended until June 30, 2011.

In accordance with ASC Topic 470, the Company allocated the proceeds of all of the above notes to detachable warrants and convertible instruments based upon their relative fair value of the debt instrument without the warrants and the warrants themselves at the time of issuance. The fair value of the warrants was determined following the guidance of ASC Topic 718; using Black-Scholes option model (using a risk free interest rate of 2.43 percent, volatility of 131.11 percent to 151.86 percent, exercise price of $2.00, current market value of $0.75 per share and an expected life of 5 years) with the value allocated to the warrants reflected in Stockholders’ equity and a debt discount. Based upon the respective fair values as of the original agreement dates $6,155 of the $195,000 in total debt was allocated to discounts associated with the common stock purchase warrants. The entire discount was amortized as of March 31, 2011.

C - Conversion of $367,600 of accrued expenses/deferred compensation into 442,892 shares of common stock with 155,012 attached warrants of FPM.  This was split between Dr. David Elmaleh and Thijs Spoor as follows:  Dr. Elmaleh received 373,494 shares (and 130,723 warrants) for $310,000 of deferred compensation and Thijs Spoor received 69,398 shares (and 24,289 warrants) for $57,600 of deferred compensation recorded in accounts payable.

D - Adjustments to accrued interest including:

1	Adjustment to record accrued interest on senior convertible promissory notes for the period January 1 - May 15 in the amount of $19,126.
2
Conversion of Eliyahu Shoshan and Shmuel Berzitsky convertible notes payable into common stock at $0.50 per share (conversion included accrued interest of $4,348 and $7,644, respectively.)  See Also D below.

3	Exchange of senior promissory bridge notes in the Qualified Financing (conversion included accrued interest of $29,188). See also D Below.
4	Amortization of the remaining debt discount on the convertible notes payable outstanding as of December 31, 2010 totaling $1,172.

E – Conversions of Convertible Notes Payable and Senior Convertible Notes Payable

1
Conversion of E. Shoshan convertible note payable with principal of $50,000 and Berzitsky convertible note payable with principal of $100,000 (plus accrued interest as noted in C above) into common stock at $0.50 per share, or 108,695 and 215,287 shares of FPI, respectively.

2
Exchange of $585,000 of principal and $29,188 of accrued interest (see C above) of senior promissory bridge notes into 813,984 shares of common stock with 369,232 attached warrants of FPM.  Exchange was included in the Qualified Financing (see Note A above).  Per the agreement, the exchange fair value was 110% of outstanding principal and accrued interest. Excess of difference between fair market value and book value ($61,419) recognized as additional financing expense.

F - Issuance of 30,000 shares to MKM Opportunity Fund in consideration of the extension of the due dates of certain convertible notes payable, valued at $1.25 per share ($37,500).

G - Cashless exercise Dr. David Elmaleh's 900,000 options into 450,000 shares of common stock of FPI (pre-merger).

H - Cashless exercise Walter Witoshkin's common stock options (215,000 pre-merger) into 161,250 shares of common stock of FPM (post merger shares).

I - Elimination of FPM Accumulated Deficit ($120,205) and cancellation of 9,500,000 shares of common stock ($9,500 reduction to common stock, $51,986 reduction to Capital Surplus) and retention of 1,500,000 shares (at par value, $1,500). Recognition of Net Assets of FPM in the equity of FPI.  Net Assets consisted of the following at December 31, 2010:

Cash	$14
PP&E, net	$1,279
Less
Accounts Payable	$(485)
Notes Payable	$(47,757)
Accrued Interest	$(10,270)

Net Assets Acquired in Reverse Merger/Recapitalization	$(57,219)

J – Pro forma effect on the outstanding shares of common stock of FPI immediately following reverse merger/recapitalization (issuance of 4,637,003 shares of new FPM common stock to the outstanding shareholders of FPI to effect the 3 for 2 exchange).

K - Basic and Diluted Weighted Average shares outstanding are the same as the common stock equivalents would have been anti-dilutive. These equivalents include: options exercisable for 2,208,000 shares of its common stock and warrants exercisable for 441,078 shares of its common stock, and notes payable and accrued interest convertible into 808,871 shares of common stock.

L - Adjustment reflects the elimination of historical activity of FluoroPharma Medical, Inc.  Only the income statement of FluoroPharma, Inc. will remain.

M -  Proforma weighted average shares outstanding reflect the effect of the recapitalization, which includes a 3 for 2 issuance of FPM shares to FPI shareholders and retention of 1,500,000 shares of FPM by the sole FPM shareholder:

Shares of FPI Prior to Reverse Merger Recapitalization	8,470,025
Recapitalization Multiplier (3 for 2 exchange)	1.5

Pro Forma FPM shares held by FPI Shareholders December 31, 2010	12,705,038

FPM Shares retained by shareholder	1,500,000

Pro forma shares outstanding December 31 , 2010	14,205,038

The provisions of Topic 260 in the Accounting Standards Codification (ASC 260) provides the guidance for the calculation of "basic" and "diluted" earnings per share.  Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period.  Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share.

Basic and Diluted Weighted Average shares on a Pro forma basis are the same, as the effect of a recapitalization of an entity assumes the additional shares were issued as of the first day of the period being reported on. Further, all common stock equivalents outstanding (options exercisable for 3,312,000 shares of its common stock and warrants exercisable for 661,617 shares of its common stock, and notes payable and accrued interest convertible into 1,299,957 shares of common stock) were excluded from the calculation as they would be considered anti-dilutive.

N - FluoroPharma, Inc. at December 31, 2010 had gross deferred tax assets calculated at an expected blended rate of 38% of approximately $3,820,000 principally arising from net operating loss carry-forwards for income tax purposes of approximately $7,500,000. As management of FluoroPharma, Inc. cannot determine that it is more likely than not that it will realize the benefit of the deferred tax asset, a valuation allowance of approximately $3,820,000 was established.

FluoroPharma Medical’s gross deferred tax asset at December 31, 2010 calculated at an expected rate of 34% was approximately $41,000 arising solely from the net operating loss carryforwards of $120,205. As management of FluoroPharma Medical, Inc. cannot determine that it is more likely than not that it will realize the benefit of the deferred tax asset, a valuation allowance of approximately $41,000 was established.

Due to the reverse merger/recapitalization, FluoroPharma Medical, Inc. is restricted in the future use of net operating loss and tax credit carryforwards generated by FPM before the effective date of the merger.  Both of the separate loss years’ net operating losses will be subject to possible limitations concerning changes of control and other limitations under the Internal Revenue Code.  The net operating loss carryforwards are subject to annual limitations which are cumulative until they expire. The Company is in the process of determining the annual allowable net operating loss deduction should the Company generate taxable income.  Since both of the companies which were parties to the share exchange have substantial valuation allowances against any components of deferred taxes, Management believes that no material differences in tax allocations will arise from the share transaction.

O – Pro forma adjustments to interest expense are as follows:

Note Ref.	Description	Amount
B	Debt Discount associated with Warrants attached to convertible notes	$6,155

D-1	Interest on all convertible notes January 1-May 16, 2011	$19,126

D-4	Amortization of remaining debt discount from convertible notes outstanding as of December 31, 2010	$1,172

E-2	Excess of the fair value of shares issued to settle convertible debentures, recognized as additional expense	$61,419

F	Fair value of shares issued to holder of a convertible note for the extension of the maturity date of the note	$37,500

	Total Pro forma adjustment to interest expense	$125,372

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2010
AND THE THREE MONTHS ENDED MARCH 31, 2011

FLUOROPHARMA, INC.
FLUOROPHARMA MEDICAL, INC.
Pro Forma Balance Sheet
as of March 31, 2011
	Historical
	Consolidated FluoroPharma, Inc.	Consolidated FluoroPharma Medical, Inc.	Pre-Merger		Pro Forma		Pro Forma Consolidated
			Adjustments		Adjustments
ASSETS
Current Assets
Cash and cash equivalents	$33,221	$69	$ 2,276,539	A	$ -		$ 2,309,829
Deposits					-		-
Prepaid expenses	6,185				-		6,185
Total Current Assets	39,406	69	2,276,539		-		2,316,014
Fixed Assets:							-
Fixed assets, net	23,948	1,005	-		-		24,953
Intangible assets, net	54,480	-	-		-		54,480
Total Fixed Assets	78,428	1,005	-		-		79,433

TOTAL ASSETS	$117,834	$1,074	$ 2,276,539		$ -		$ 2,395,447

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$915,101	$485	$ (57,600)	B	$ -		$ 857,986
Accrued expenses	586,064		(344,691)	B,C,D	-		241,373
Accrued interest			-		-		-
Notes payable	735,000	27,461	(735,000)	D	-		27,461
Total Current Liabilities	2,236,165	27,946	(1,137,291)		-		1,126,820
			-		-		-
TOTAL LIABILITIES	2,236,165	27,946	(1,137,291)		-		1,126,820
			-		-		-
Stockholder's Equity:			-		-		-
Preferred Stock	-	-	1,807	A	-		1,807
Common Stock (8,470,025 before any other transactions)	8,470	11,000	3,577	A ,B,C,D,E,F,G, I	(4,863)	I	18,184
Capital Surplus	6,552,592	52,086	3,513,854	A ,B,C,D,E,F,G, I	(85,095)	H	10,033,437
Accumulated deficit	(8,679,393)	(89,958)	(105,408)	C,D,E	89,958	H	(8,784,801)
Total Stockholder's Equity	(2,118,331)	(26,872)	3,413,830		-		1,268,627
			-		-		-
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$117,834	$1,074	$ 2,276,539		$ -		$ 2,395,447

FLUOROPHARMA, INC.
FLUOROPHARMA MEDICAL, INC.
Pro Forma Income Statement
as of March 31, 2011
	Historical
	Consolidated FluoroPharma, Inc.			Consolidated FluoroPharma Medical, Inc.	Pre Merger Adjustments		Pro Forma Adjustments		Pro Forma Combined
Revenue	$-			$-	$-		$-		$-
Cost of Sales	-			-	`		-		-
									-
Gross Profit	-			-			-		-

Expenses:
General and administrative expenses	17,033			4,749	-		(4,749)	K	17,033
Amortization	3,911			-	-		-		3,911
Sales & Marketing	269			-	-		-		269
Depreciation expense	6,005			274	-		(274)	K	6,005
Research and development					-		-		-
Professional fees	158,763				-		-		158,763
Total expenses	185,981			5,023	-		(5,023)		185,981

Loss from Operations	(185,981)			(5,023)	-		5,023		(185,981)

Other (Income) expense:
Gain on forgiveness of debt				35,917	-		(35,917)	K	-
Interest expense	(25,176)			(647)	(105,408.00)	O	647	K	(130,584)
Total other expenses	(25,176)			35,270	(105,408.00)		(35,270)		(130,584)

(Loss) before provision for income taxes	(211,157)			30,247	(105,408.00)		(30,247)		(316,565)
									-
Provision for income taxes	-			-			-	M

Net (loss)	$(211,157)			$30,247	(105,408.00)		$(30,247)		$(316,565)

Weighted Average number of common shares outstanding: Basic Diluted	8,470,025 8,470,025		J J	11,000,000 11,000,000					14,205,038 14,205,038		L L

Net (loss) per share Basic Diluted	(0.02 (0.02	) )		0.00 0.00					(0.02 (0.02	) )

FLUOROPHARMA, INC. (a development stage company)
PROFORMA OF STOCKHOLDERS' EQUITY

	Preferred Stock			Common Stock - Class A		Common Stock - Class B				Total
		Number of		Number of		Number of		Additional	Accumulated	Stockholders'
		shares	Amount	shares	Amount	shares	Amount	Paid-In Capital	Deficit	Equity

BALANCE, January 1, 2011	N	-	-	12,705,038	12,705	-	-	6,537,369	(8,468,236)	(1,918,163)

Vesting of stock Options		-	-	-	-	-	-	4,833	-	4,833

Fair Value of Warrants Issued with Convertible Notes Payable		-	-	-	-	-	-	6,155	-	6,155

Net loss for 3 months ended March 31, 2011 (Unaudited)		-	-	-	-	-	-	-	(211,157)	(211,157)
BALANCE, March 31, 2011 (unaudited)		-	-	12,705,038	12,705	-	-	6,548,357	(8,679,393)	(2,118,332)

Common stock issued in cashless exercise	F
of stock options		-	-	675,000	675	-	-	(675)	-	-

Common stock issued on conversion of
notes payable and accrued interest	D	-	-	485,973	486	-	-	161,506	-	161,992

Common stock issued for consideration of
extension of notes payable	E	-	-	45,000	45	-	-	37,455	(37,500)	-

Affect on Accumulated Deficit for interest
expense related to convertible notes payable
from April 1, 2011 to May 15,2013	C	-	-	-	-	-	-	-	(26,453)	(6,489)
BALANCE, May 15, 2011 (pre merger)		-	-	13,911,010	13,911	-	-	6,746,643	(8,723,382)	(1,962,829)

Common stock issued for the conversion of
notes payable and interest	D			813,984	814	-	-	674,793	(61,419)	614,188

Common stock issued in cashless exercise of
common stock options	G			161,250	162	-	-	(162)	-	-

Common stock issued for deferred
compensation	B			442,892	443	-	-	367,157	-	367,600

Preferred and Common stock issued for cash,
net of offering costs of $347,697	A	1,807,229	1,807	1,354,500	1,355	-	-	2,273,377	-	2,276,539

Shares issued upon recapitalization	H	-	-	1,500,000	1,500	-	-	(1,500)	-	-

Recapitalization effect of net assets	H	-	-	-	-	-	-	(26,871)	-	(26,871)
BALANCE, May 16, 2011 (POSTmerger)		1,807,229	1,807	18,183,636	18,185	-	-	10,033,437	(8,784,801)	1,268,627

FluoroPharma Medical, Inc.
Notes to Pro-forma Financial Statements
March 31, 2011

A - Issuance of 1,807,229 shares of Series A Preferred Stock and 1,354,500 shares of common stock of FPM in a Qualified Financing (immediately before the close of the merger) with 1,293,352 attached warrants for gross proceeds of $2,624,235 less: i) Placement Agent Fees of $227,696; ii) Out-of-pocket expenses of $120,000.

B - Conversion of $367,600 of accrued expenses/deferred compensation into 442,892 shares of common stock with 155,012 attached warrants of FPM.  This was split between Dr. David Elmaleh and Thijs Spoor as follows:  Dr. Elmaleh received 373,494 shares (and 130,723 warrants) for $310,000 of deferred compensation and Thijs Spoor received 69,398 shares (and 24,289 warrants) for $57,600 of deferred compensation recorded in accounts payable.

C - Adjustments to accrued interest including:
1	Adjustment to record accrued interest on senior convertible promissory notes for the period April 1 - May 15 in the amount of $6,489.
2
Conversion of Eliyahu Shoshan and Shmuel Berzitsky convertible notes payable into common stock at $0.50 per share (conversion included accrued interest of $4,348 and $7,644, respectively.)  See Also D below.

3	Exchange of senior promissory bridge notes in the Qualified Financing (conversion included accrued interest of $29,188). See also D Below.

D – Conversions of Convertible Notes Payable and Senior Convertible Notes Payable
1
Conversion of E. Shoshan convertible note payable with principal of $50,000 and Berzitsky convertible note payable with principal of $100,000 (plus accrued interest as noted in C above) into common stock at $0.50 per share, or 108,695 and 215,287 shares of FPI, respectively.

2
Exchange of $585,000 of principal and $29,188 of accrued interest (see C above) of senior promissory bridge notes into 813,984 shares of common stock with 369,232 attached warrants of FPM.  Exchange was included in the Qualified Financing (see Note A above).  Per the agreement, the exchange fair value was 110% of outstanding principal and accrued interest. Excess of difference between fair market value and book value ($61,419) recognized as additional financing expense.

E - Issuance of 30,000 shares to MKM Opportunity Fund in consideration of the extension of the due dates of certain convertible notes payable, valued at $1.25 per share ($37,500).

F - Cashless exercise Dr. David Elmaleh's 900,000 options into 450,000 shares of common stock of FPI (pre-merger).

G - Cashless exercise Walter Witoshkin's common stock options (215,000 pre-merger) into 161,250 shares of common stock of FPM (post merger shares).
H - Removal of FPM Accumulated Deficit ($120,205) and cancellation of 9,500,000 shares of common stock ($9,500 reduction to common stock, $51,986 reduction to Capital Surplus) and retention of 1,500,000 shares. Recognition of Net Assets of FPM in the equity of FPI.  Net Assets consisted of the following at March 31, 2011:

Cash	$69
PP&E, net	$1,005
Less
Accounts Payable	$(485)
Notes Payable	$(27,461)

Net Assets Acquired in Reverse Merger/Recapitalization	$(26,872)

I - Pro forma effect on the outstanding shares of common stock of FPI immediately following reverse merger/recapitalization (issuance of 4,637,003 shares of new FPM common stock to the outstanding shareholders of FPI to effect the 3 for 2 exchange).

J - Basic and Diluted Weighted Average shares outstanding are the same as the common stock equivalents would have been anti-dilutive. These equivalents include: options exercisable for 2,208,000 shares of its common stock and warrants exercisable for 441,078 shares of its common stock, and notes payable and accrued interest convertible into 808,871 shares of common stock.

K - Adjustment reflects the elimination of historical activity of FluoroPharma Medical, Inc.  Only the income statement of FluoroPharma, Inc. will remain.

L – Pro forma weighted average shares outstanding reflecting the effect of the recapitalization, which includes a 3 for 2 issuance of FPM shares to FPI shareholders and retention of 1,500,000 shares of FPM by the sole FPM shareholder:

Shares of FPI Prior to Reverse Merger Recapitalization	8,470,025
Recapitalization Multiplier (3 for 2 exchange)	1.5

Pro Forma FPM shares held by FPI Shareholders March 31, 2011	12,705,038

FPM Shares retained by shareholder	1,500,000

Pro forma shares outstanding March 31, 2011	14,205,038

The provisions of Topic 260 in the Accounting Standards Codification (ASC 260) provides the guidance for the calculation of "basic" and "diluted" earnings per share.  Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period.  Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share.

Basic and Diluted Weighted Average shares on a Pro forma basis are the same, as the effect of a recapitalization of an entity assumes the additional shares were issued as of the first day of the period being reported on. Further, all common stock equivalents outstanding (options exercisable for 3,312,000 shares of its common stock and warrants exercisable for 661,617 shares of its common stock, and notes payable and accrued interest convertible into 1,299,957 shares of common stock) were excluded from the calculation as they would be considered anti-dilutive.

M - FluoroPharma, Inc. at December 31, 2010 had gross deferred tax assets calculated at an expected blended rate of 38% of approximately $3,820,000 principally arising from net operating loss carry-forwards for income tax purposes of approximately $7,500,000. As management of FluoroPharma, Inc. cannot determine that it is more likely than not that it will realize the benefit of the deferred tax asset, a valuation allowance of approximately $3,820,000 was established.

FluoroPharma Medical’s gross deferred tax asset at December 31, 2010 calculated at an expected rate of 34% was approximately $41,000 arising solely from the net operating loss carryforwards of $120,205. As management of FluoroPharma Medical, Inc. cannot determine that it is more likely than not that it will realize the benefit of the deferred tax asset, a valuation allowance of approximately $41,000 was established.

Due to the reverse merger/recapitalization, FluoroPharma Medical, Inc. is restricted in the future use of net operating loss and tax credit carryforwards generated by FPM before the effective date of the merger.  Both of the separate loss years’ net operating losses will be subject to possible limitations concerning changes of control and other limitations under the Internal Revenue Code.  The net operating loss carryforwards are subject to annual limitations which are cumulative until they expire. The Company is in the process of determining the annual allowable net operating loss deduction should the Company generate taxable income.  Since both of the companies which were parties to the share exchange have substantial valuation allowances against any components of deferred taxes, Management believes that no material differences in tax allocations will arise from the share transaction.

N - Original issued and outstanding shares have been multiplied by 1.5 to reflect the shares outstanding as if the reverse merger/recapitalizaiton had occurred as of January 1, 2011. There was no change to net stockholders' equity; a decrease in Additional Paid-in Capital (Capital Surplus) equal to the increase in the par value of the re-capitalized shares was recorded.

O – Pro forma adjustments to interest expense are as follows:

Note Ref.	Description	Amount
D-1	Interest on all convertible notes April 1-May 16, 2011	$6,489
E-2	Excess of the fair value of shares issued to settle convertible debentures, recognized as additional expense	$61,419
F	Fair value of shares issued to holder of a convertible note for the extension of the maturity date of the note	$37,500

	Total Pro forma adjustment to interest expense	$105,408